UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2013 (March 6, 2013)

Commission file number 001-11625

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, CH-8200 Schaffhausen, Switzerland

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2013, Pentair Ltd. (the “Company”) entered into an agreement (the “Agreement”) with Randall J. Hogan, the Company’s Chairman and Chief Executive Officer, providing that, if his employment is involuntarily terminated, other than for death, disability or for cause (as defined in the Agreement), or if he terminates his employment for conditions that constitute good reason (as defined in the Agreement), in each case prior to or on September 28, 2015, all of his then outstanding unvested stock options and restricted stock units granted after the merger of the Flow Control business with Pentair, Inc., which occurred on September 28, 2012 (the “Merger”), would immediately vest; provided that in the case of restricted stock units that are conditioned on the attainment of certain performance goals, such restricted stock units will become fully vested only if such performance goals are satisfied. In addition, the performance conditions with respect to his cash-settled performance awards granted after the Merger would be deemed satisfied and the units would be paid out at target following the end of the applicable performance period, except that certain performance goals must be satisfied for any payment to be made with respect to such units. The Company cannot currently determine the amounts, if any, that may become payable to Mr. Hogan in the future under the Agreement. The Agreement also requires Mr. Hogan to maintain the confidentiality of the Company’s information during and following employment and to refrain from competitive activities for a period of one year following termination of employment with the Company.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the copy of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit	Document

10.1	Agreement, dated March 6, 2013, between Pentair Ltd. and Randall J. Hogan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 8, 2013.

PENTAIR LTD.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated March 8, 2013

Exhibit Number	Description

10.1	Agreement, dated March 6, 2013, between Pentair Ltd. and Randall J. Hogan

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